EXHIBIT 10.6

FIFTH AMENDMENT, LIMITED WAIVER AND
 CONSENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT, LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT, dated as of November 30, 2016 (this "Amendment"), modifies that certain Credit Agreement, dated as of December 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the "Borrower"), each Domestic Subsidiary of the Borrower from time to time party thereto as a Guarantor, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that Emergent BioDefense Operations Lansing LLC and the Centers for Disease Control and Prevention have been engaged in discussion to enter into a new contract for the procurement of Biothrax that is anticipated to expire not earlier than five (5) years after its signing date (such transaction, the "BioThrax Renewal Transaction");
WHEREAS, the BioThrax Renewal Transaction is anticipated to be consummated on or prior to January 16, 2017 (the "Renewal Deadline");
WHEREAS, the existing BioThrax Contract will expire on November 30, 2016, and such expiration will result in an Event of Default under Section 8.01(n) of the Credit Agreement (such Event of Default, the "Specified Default");
WHEREAS, the Loan Parties have informed the Administrative Agent and the Lenders that the Loan Parties intend to liquidate and dissolve Cangene Plasma Resources, Inc., a Florida corporation (the "Specified Loan Party"), and, in connection therewith, to cause the Specified Loan Party to transfer all of its assets to another Loan Party (such transaction, the "Specified Dissolution Transaction");
WHEREAS, without the written consent of the Administrative Agent and the Required Lenders, Section 7.04 of the Credit Agreement prohibits the Loan Parties from consummating the Specified Dissolution Transaction;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (a) grant a limited waiver with respect to the Specified Default, (b) consent to the Specified Dissolution Transaction and (c) agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Administrative Agent and each of the undersigned Lenders are prepared to (a) to grant a limited waiver with respect to the Specified Defaults, (b) consent to the Specified Dissolution Transaction and (c) amend the Credit Agreement, in each case, on the terms, subject to the conditions and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements contained here, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendment to Credit Agreement. Section 1.01 (Defined Terms) is hereby amended by restating the following definitions contained in such Section in its entirety as follows:

"BioThrax" means, collectively, (a) BioThrax® (Anthrax Vaccine Absorbed), a vaccine indicated for the active immunization for the prevention of disease caused by Bacillus anthracis and (b) NuThrax™ (BioThrax® (Anthrax Vaccine Adsorbed) in combination with a novel immunostimulatory compound, CPG 7909).

"BioThrax Contracts" means, collectively, (a) that certain CDC BioThrax Procurement Contract (Contract No. 200-2011-42084), effective September 1, 2012, between Emergent BioDefense Operations Lansing LLC and the Centers for Disease Control and Prevention, and (b) that certain BARDA development and procurement contract (Contract No. HHSO100201600030C) between Emergent Product Development Gaithersburg Inc. and the Biomedical Advanced Research & Development Administration, and, in each case of clauses (a) and (b) as the same may be amended, restated, supplemented, replaced, substituted for, renewed, or otherwise modified from time to time.
Section 2. Limited Waiver.  Subject to all of the other terms and conditions set forth herein and in reliance upon the agreements of the Borrower and the other Loan Parties contained herein, the Administrative Agent and the undersigned Lenders hereby temporarily waive until the Renewal Deadline the Specified Default.  On and after the Renewal Deadline, the waiver set forth above shall automatically, without the requirement of any notice to the Borrower or any other Loan Party, terminate and expire and the Administrative Agent and the Lenders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies set forth in the Credit Agreement, the other Loan Documents, and under applicable law in respect of any Event of Default then outstanding.
Section 3. Consent.  Notwithstanding the restrictions contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the undersigned Lenders hereby consent to the Specified Dissolution Transaction, provided that (i) all of the assets of the Specified Loan Party shall be Disposed of to another Loan Party and (ii) no Default or Event of Default has occurred and is continuing or would result therefrom.
Section 4. Conditions Precedent.  This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of the following conditions precedent:
(a) Documentation.  Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
(i)	a fully-executed and effective Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and
(ii)	such additional documents, instruments and information as Administrative Agent may reasonably request in connection with the transactions contemplated hereby.
(b) No Default.  On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
Section 5. Representations and Warranties; Reaffirmation of Grant.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment: (a) all representations and warranties of the Borrower and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally and subject to general principles of equity, and (d) the provisions of the Collateral Documents to which such Loan Party is a party are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject only to Liens permitted by Section 7.01 of the Credit Agreement) on all right, title and interest of the respective Loan Parties in the Collateral described therein and do and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents.  Each Loan Party hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the benefit of the Secured Parties, as security for the payment and performance in full of the Obligations.

Section 6. Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 7. Amendment as Loan Document.  This Amendment constitutes a "Loan Document" under the Credit Agreement.  Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any representation, warranty, certification or statement of fact made by any Loan Party under or in connection with this Amendment shall have been incorrect or misleading in any material respect when made or deemed made.

Section 8. Costs and Expenses.  The Borrower shall pay not later than ten (10) Business Days after invoiced all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case, in accordance with Section 10.04 of the Credit Agreement.

Section 9. Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement or under any other Loan Document (in each case, except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments, consents, or waivers or grant any amendments, consents or waivers under the same or similar or other circumstances in the future.

Section 12. Assignment of BioThrax Contract.  Borrower hereby agrees that, on or prior to February 28, 2017 (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Borrower and the Guarantors shall take such action with respect to the  BioThrax Contract (which is the subject of the BioThrax Renewal Transaction) under the Federal Assignment of Claims Act of 1940, 31 U.S.C. 3727, 41 U.S.C. 15, as the Administrative Agent shall reasonably request, such that all payments under such BioThrax Contracts are validly assigned to the Administrative Agent, for the benefit of the Secured Parties.  It is understood and agreed that the Borrower and the Guarantors shall not be required to take any action under the Federal Assignment of Claims Act of 1940, 31 U.S.C. 3727, 41 U.S.C. 15 in respect of the BioThrax Contract described in clause (b) of the definition thereof.
Section 13. Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor's Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor's Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 13.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BORROWER:

EMERGENT BIOSOLUTIONS INC.

By:    /s/ Robert G. Kramer
Name: Robert G. Kramer
Title: Executive Vice President, CFO & Treasurer

GUARANTORS:
EMERGENT BIODEFENSE OPERATIONS LANSING LLC

EMERGENT COMMERCIAL OPERATIONS FREDERICK INC.

EMERGENT INTERNATIONAL INC.

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.

EMERGENT EUROPE INC.

EMERGENT PROTECTIVE PRODUCTS USA INC.

EMERGENT VIROLOGY LLC

By:    /s/ Robert G. Kramer
Name: Robert G. Kramer
Title: Treasurer

GUARANTORS (cont'd):

400 PROFESSIONAL LLC

By:    /s/ Robert G. Kramer
Name: Robert G. Kramer
Title: Vice President

CANGENE BIOPHARMA LLC

By:    /s/ Michael R. Darling
Name: Michael R. Darling
Title: Treasurer

EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC

By:    /s/ Robert G. Kramer
Name: Robert G. Kramer
Title: Executive Manager

CANGENE PLASMA RESOURCES, INC.

By:    /s/ Robert G. Kramer
Name: Robert G. Kramer
Title: Treasurer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.

By:    /s/ Erik M. Truette
Name: Erik M. Truette
Title: Vice President

LENDERS:
BANK OF AMERICA, N.A., as a Lender, a L/C Issuer and Swing Line Lender

By:    /s/ Linda Alto
Name: Linda Alto
Title: SVP

JPMORGAN CHASE BANK, N.A.

By:    /s/ Anthony Galea
Name: Anthony Galea
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President